Exhibit 10.27

RECORDATION REQUESTED BY:

Langley Federal Credit Union, 721 Lakefront Commons, Newport News, VA 23606

WHEN RECORDED MAIL TO:

Langley Federal Credit Union,721 Lakefront Commons, Newport News, VA 23606’’

SEND TAX NOTICES TO:

Langley Federal Credit Union, 721 Lakefront Commons, Newport News, VA23606 Tax Map Reference No(s):

8714-64-9344

MODIFICATION OF DEED OF TRUST

.

THE PURPOSE OF THIS MODIFICATION IS TO MODIFY THE TERMS OF A DEED OF TRUST FROM COF NORTH, LLC (“ORIGINAL GRANTOR”) TO DONALD C. SCHULTZ AND CURTIS A. BAKER, TRUSTEES, FOR THE BENEFIT OF LANGLEY FEDERAL CREDIT UNION DATED OCTOBER 16, 2017, EFFECTIVE NOVEMBER 3, 2017, RECORDED NOVEMBER 3,·2017, IN THE CLERK’S OFFICE, CIRCUIT COURT, HANOVER COUNTY, VIRGINIA IN DEED BOOK 3189, PAGE 2489, SECURING AND EXISTING DEBT WITH LENDER, WHICH. DEBT IS SECURED, IN PART, BY THE DEED OF TRUST ON WHICH RECORDATION TAXES HAVE BEEN PAID. PURSUANT TO SECTION 58.1-803 (D) OF THE 1950 CODE OF VIRGINIA, AS AMENDED, RECORDATION TAXES ON THIS MODIFICATION HAVE BEEN BASED IN THE DIFFERENCE BETWEEN THE INCREASED FACE AMOUNT OF THE DEBT SECURED BY THE DEED OF TRUST PURSUANT TO THIS MODIFICATION ($8,900,000.00) AND THE PRINCIPAL AMOUNT OF THE ORIGINAL DEBT SECURED BY THE DEED OF TRUST ($8,600,000.00).

THIS MODIFICATION DEED OF TRUST is dated May 8, 2018, is made and executed among MDR HANOVER SQUARE, LLC, a Delaware limited liability company; and PMI HANOVER SQ. LLC, a Delaware limited liability company, whose mailing address is 11 S. 12th Street, Suite 401, Richmond, VA 23219 (“Grantor”); Curtis A. BAKER, a resident of Virginia, whose address is 721 Lakefront Commons, Newport News, Virginia 23606, and Donald C. SCHULTZ, a resident of Virginia, whose address is 150 West Main Street, Suite 1500, Norfolk, Virginia 23510 (“Grantee,’’ also referred to below as “Trustee”); and LANGLEY FEDERAL CREDIT UNION, whose address is 721 Lakefront Commons, Newport News, VA 23606 (“Lender”).

DEED OF TRUST. Original Grantor executed and delivered to Trustee a Deed of Trust dated November 3, 2017 (the “Deed of Trust”) recorded pursuant to Virginia Code Section 58.1-803 (D). Recordation taxes are based on $300,000.00 being the difference between the original loan amount of $8,600,000.00 and the new limit of $8,900,000.00 with respect to certain real property more particularly described in the Deed of Trust and commonly known as Real Property located at 7230 Bell Creek Road, Mechanicsville, VA 23111. The Deed of Trust provides that any Trustee may act alone to exercise all the rights and powers of any other Trustee.

MODIFICATION. Lender and Grantor hereby modify the Deed of Trust as follows:

Increase the amount of the Indebtedness and Note to $8,900,000.00 as evidenced by a Change in Terms Agreement executed by MDR Hanover Square, LLC, PMI Hanover Sq. LLC, William R. Elliott, Thomas E. Messier, Kurt A. Schirm, Peter Mueller, Inc., and Langley Federal Credit Union and dated May 8,2018.

CONTINUING VALIDITY. Except as expressly modified above, the terms of the original Deed of Trust shall remain unchanged and in full force and effect. Consent by Lender to this Modification does not waive Lender’s right to require strict performance of the Deed of Trust as changed above nor obligate Lender to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory note or other credit agreement secured by the Deed of Trust (the “Note”). It is the intention of Lender to retain as liable all parties to the Deed of Trust and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Deed of Trust does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this Modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent actions. Grantor hereby ratifies and affirms that Grantor’s liability shall continue in full force and effect through and including the Note’s now extended maturity date and that Grantor has no defenses, setoffs, or other claims against Lender arising out of this credit facility. If it is determined that any other person or entity other than Lender shall have a lien, encumbrance, or claim of any type which has a legal priority over any term of this Modification, the original terms of the Note and Deed of Trust shall be severable from this Modification and separately enforceable from the terms thereof as modified hereby in accordance with their original terms, and Lender shall maintain all legal or equitable priorities which were in existence before the date of execution of this Modification. It is understood by and is the intention of the parties hereto that any legal or equitable priorities of Lender over any party which were in existence before the date of execution of this Modification shall remain in effect after the execution of this Modification.

MODIFICATION OF DEED OF TRUST

(Continued)

Loan No. 5510060956801	Page 2

CONSENT OF TRUSTEE. Trustee hereby consents to the modifications effected by the Modification. By their execution of this Modification Grantor and Lender expressly consent to and authorize Trustee to execute this Modification.

Unless otherwise defined herein, capitalized words and terms shall have the meaning as used in the Deed of Trust. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement on in the Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF DEED OF TRUST AND GRANTOR AGREES TO ITS TERMS. THIS MODIFICATION OF. DEED OF TRUST IS DATED MAY 8, 2018.’

THIS MODIFICATION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS MODIFICATION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

MODIFICATION OF DEED OF TRUST

(Continued)

Loan No. 5510060956801	Page 3

GRANTOR :

MDR HANOVER SQUARE, LLC, a Delaware limited liability company

BY: MEDALIST DIVERSIFIED HOLDINGS L.P., a Delaware limited partnership

Its: Sole Member

BY: MEDALIST DIVERSIFIED REIT, INC., a Maryland corporation Its: General Partner

BY:	/s/ William R. Elliott	(SEAL)

William R. Elliott
Co-President

LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF	Virginia	)
)ss
CITY OF	Richmond	)

On this 7th            day of May, 2018, before me, the undersigned Notary Public, personally appeared William R. Elliott, Co-President of Medalist Diversified REIT, Inc., a Maryland corporation, the General Partner of Medalist Diversified Holdings, L.P., a Delaware limited partnership, the Sole Member of MDR Hanover Square, LLC, a Delaware limited liability company, and known to me to be a member or designated agent of the limited liability company that executed the Modification of Deed of Trust and acknowledged the Modification to be the free and voluntary act and deed of the limited liability company, by authority of statute, its articles of organization or its operating agreement, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this Modification on behalf of the limited liability company.

By:	Casey Buchanon	Residing at	City of Richmond

Notary Public in and for	Virginia	My Commission expires	4/30/2021

	My registration number is	7748329

[Seal]

MODIFICATION OF DEED OF TRUST

(Continued)

Loan No. 5510060956801	Page 4

GRANTOR:

PMI HANOVER SQ. LLC, a Delaware limited liability company

BY: Peter Mueller, Inc., a Virginia corporation
Its: Manager

BY:	/s/ Kurt A. Schirm	(Seal)

Kurt . Schirm President

LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF	Tennessee	)
)ss
COUNTY OF	Blount	)

On this 2 day of May, 2018 before me, the undersigned Notary Public, personally appeared Kurt A. Schirm, President of Peter Mueller, Inc., a Virginia corporation, the Manager of PMI Hanover Sq. LLC, a Delaware limited liability company and known to me to be a member or designated agent of the limited liability company that executed the Modification of Deed of Trust and acknowledged the Modification to be the free and voluntary act and deed of the limited liability company, by authority of statute, its articles of organization or its operating agreement, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this Modification and in fact executed the Modification on behalf of the limited

By:	Rachel Wiers	Residing at	1175 Meridian Blvd #114

Notary Public in and for	Tennessee	My Commission expires	05/27/2020

My registration number is	N/A

[Seal]

MODIFICATION OF DEED OF TRUST

(Continued)

Loan No. 5510060956801	Page 5

TRUSTEE:

X	/s/ Curtis A. Baker	(SEAL)

Curtis A. BAKER

TRUSTEE ACKNOWLEDGMENT

STATE OF	Virginia	)
)ss
COUNTY OF	Newport News	)

On this day before me, the undersigned Notary Public, personally appeared Curtis A. BAKER, to me known to be the individual described in and who executed the Modification of Deed of Trust as a Trustee of Langley Federal Credit Union, and acknowledged that he or she signed the Modification as his or her free and voluntary act and deed, for the uses and purposes therein mentioned.

Given under my hand and official seal this 7th day of May       , 2018.

By:	Tracey Pesante	Residing at	Newport News, Virginia

Notary Public in and for	Newport News, VA	My Commission expires	4/30/22

My registration number is	7595763

[Seal]

MODIFICATION OF DEED OF TRUST

(Continued)

Loan No. 5510060956801	Page 6

TRUSTEE:

X	/s/ Donald C. Schultz	(SEAL)

Donald C. SCHULTZ

TRUSTEE ACKNOWLEDGMENT

STATE OF	Virginia	)
)ss
CITY OF	Norfolk	)

On this day before me, the undersigned Notary Public, personally appeared Donald C. Shultz, to me known to be the individual described in and who executed the Modification of Deed of Trust as a Trustee of Langley Federal Credit Union, and acknowledged that he or she signed the Modification as his or her free and voluntary act and deed, for the uses and purposes therein mentioned.

Given under my hand and official seal this 7th day of May      , 2018.

By:	Leslie Johnston Voegelin	Residing at	Chesapeake, Virginia

Notary Public in and for	The Commonwealth of Virginia, AT LARGE	My Commission expires	3/31/19

My registration number is	211434

[Seal]

MODIFICATION OF DEED OF TRUST

(Continued)

Loan No. 5510060956801	Page 7

LENDER:

LANGLY FEDERAL CREDIT UNION

X	/s/ Roberta Powell	(SEAL)
Authorized Officer

LENDER ACKNOWLEDGMENT

STATE OF	Virginia	)
)ss
COUNTY OF	Newport News	)

On this 7th day of May, 2018, before me, the undersigned Notary Public, personally appeared Roberta Powell and known to me to be the Sr. Commercial Loan Officer, authorized agent for Langley Federal Credit Union that executed the within and foregoing instrument and acknowledged said instrument to be the free and voluntary act and deed of directors or otherwise, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this said instrument and in face executed this said instrument on behalf of Langley Federal Credit Union.

By:	Tracey Pesante	Residing at	Newport News, Virginia

Notary Public in and for	Virginia	My Commission expires	4/30/22

	My registration number is	7595763

[Seal]